UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

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Filed by a party other than the Registrant	☐
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
ANGION BIOMEDICA CORP.
___________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)
___________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your **Vote** Counts!

ANGION BIOMEDICA CORP.

2022 Annual Meeting
Vote by June 8, 2022
11:59 PM ET

ANGION BIOMEDICA CORP.
51 CHARLES LINDBERGH BOULEVARD
UNIONDALE, NY 11553

D84597-P73999

You invested in ANGION BIOMEDICA CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report (Form 10-K) online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 9, 2022
11:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/ANGN2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect the Board's two nominees to the Board of Directors to hold office until the 2025 Annual Meeting of Stockholders. **Nominees:**	
1a. Jay R. Venkatesan, M.D.	**For**
1b. Karen J. Wilson	**For**
2. To ratify the selection by the Audit Committee of the Board of Directors of Moss Adams LLP as the independent registered public accounting firm of Angion for its fiscal year ending December 31, 2022.	**For**

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D84598-P73999